NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Julia Hornack
Mayfield Village, Ohio 44143	(440) 395-2164
http://www.progressive.com

PROGRESSIVE REPORTS JULY RESULTS

MAYFIELD VILLAGE, OHIO -- August 14, 2019 -- The Progressive Corporation (NYSE:PGR) today reported the following results for July 2019:

	July	July
(millions, except per share amounts and ratios; unaudited)	2019	2018	Change

Net premiums written	$3,675.6	$3,285.8	12%
Net premiums earned	$3,426.9	$3,001.2	14%
Net income attributable to Progressive	$384.9	$403.7	(5)%
Per share available to common shareholders	$0.65	$0.68	(5)%
Total pretax net realized gains (losses) on securities	$49.0	$107.0	(54)%
Combined ratio	90.3	88.8	1.5 pts.
Average diluted equivalent common shares	587.4	586.6	0%

(thousands; unaudited)	July	July
	2019	2018	Change
Policies in Force
Personal Lines
Agency – auto	6,832.8	6,160.4	11%
Direct – auto	7,599.2	6,745.1	13%
Total personal auto	14,432.0	12,905.5	12%
Total special lines	4,545.2	4,410.8	3%
Total Personal Lines	18,977.2	17,316.3	10%
Total Commercial Lines	740.5	684.2	8%
Property business	2,095.5	1,803.8	16%
Companywide Total	21,813.2	19,804.3	10%

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal autos and special lines products. Our Commercial Lines business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned and/or operated predominantly by small businesses. Our Property business writes residential property insurance for homeowners, other property owners, and renters.

See the “Comprehensive Income Statements” and “Supplemental Information” for further month and year-to-date information.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
July 2019
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$3,675.6

Revenues:
Net premiums earned	$3,426.9
Investment income	89.6
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	22.6
Net holding period gains (losses) on securities	44.8
Net impairment losses recognized in earnings	(18.4)	Represents a write down on a new investment in a federal renewable energy tax credit fund.
Total net realized gains (losses) on securities	49.0
Fees and other revenues	51.9
Service revenues	18.5
Total revenues	3,635.9

Expenses:
Losses and loss adjustment expenses	2,401.1
Policy acquisition costs	286.4
Other underwriting expenses	457.8
Investment expenses	2.1
Service expenses	16.9
Interest expense	15.8
Total expenses	3,180.1

Income before income taxes	455.8
Provision for income taxes	70.3
Includes excess tax benefit of $16.0 million related to the vesting of employee equity awards and distributions of deferred compensation and a $10.7 million tax benefit representing the ratable portion earned on the federal renewable energy tax credit investment.

Net income	385.5
Net (income) loss attributable to noncontrolling interest (NCI)	(0.6)
Net income attributable to Progressive	384.9

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(46.4)
Net unrealized losses on forecasted transactions	0
Other comprehensive income (loss)	(46.4)
Other comprehensive (income) loss attributable to NCI	0.4
Total comprehensive income attributable to Progressive	$338.9

1 For a description of our financial reporting and accounting policies, see Note 1 to our 2018 audited consolidated financial statements included in our 2018 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
July 2019
(millions)
(unaudited)

	Year-to-Date
	2019	2018	% Change
Net premiums written	$22,042.0	$19,349.9	14

Revenues:
Net premiums earned	$20,711.4	$17,809.4	16
Investment income	603.8	426.8	41
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	136.2	98.0	39
Net holding period gains (losses) on securities	549.9	4.7	NM
Net impairment losses recognized in earnings	(42.7)	(11.1)	285
Total net realized gains (losses) on securities	643.4	91.6	NM
Fees and other revenues	316.9	265.8	19
Service revenues	111.1	92.2	20
Total revenues	22,386.6	18,685.8	20

Expenses:
Losses and loss adjustment expenses	14,298.2	12,307.3	16
Policy acquisition costs	1,735.6	1,476.8	18
Other underwriting expenses	2,860.5	2,425.9	18
Investment expenses	14.5	14.3	1
Service expenses	100.3	78.8	27
Interest expense	110.6	92.5	20
Total expenses	19,119.7	16,395.6	17

Income before income taxes	3,266.9	2,290.2	43
Provision for income taxes	819.6	454.8	80
Net income	2,447.3	1,835.4	33
Net (income) loss attributable to noncontrolling interest (NCI)	(4.6)	(9.5)	(52)
Net income attributable to Progressive	2,442.7	1,825.9	34

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	532.1	(222.7)	(339)
Net unrealized losses on forecasted transactions	0.4	0.4	0
Other comprehensive income (loss)	532.5	(222.3)	(340)
Other comprehensive (income) loss attributable to NCI	(4.5)	4.8	(194)
Total comprehensive income attributable to Progressive	$2,970.7	$1,608.4	85

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
July 2019
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	Current	Year-to-Date
	Month	2019	2018

Net income attributable to Progressive	$384.9	$2,442.7	$1,825.9
Less: Preferred share dividends	2.3	15.7	10.2
Net income available to common shareholders	$382.6	$2,427.0	$1,815.7
Per common share:
Basic	$0.66	$4.16	$3.12
Diluted	$0.65	$4.13	$3.09

Comprehensive income (loss) attributable to Progressive	$338.9	$2,970.7	$1,608.4
Less: Preferred share dividends	2.3	15.7	10.2
Comprehensive income (loss) attributable to common shareholders	$336.6	$2,955.0	$1,598.2
Per common share:
Diluted	$0.57	$5.03	$2.72

Average common shares outstanding - Basic	583.9	583.6	582.1
Net effect of dilutive stock-based compensation	3.5	3.8	4.6
Total average equivalent common shares - Diluted	587.4	587.4	586.7

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2019	2018
Fully taxable equivalent (FTE) total return:
Fixed-income securities	0.2%	4.6%	0.2%
Common stocks	1.5%	19.7%	6.2%
Total portfolio	0.3%	5.8%	0.8%

Pretax annualized investment income book yield	3.1%	3.1%	2.7%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
July 2019
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$1,495.5	$1,590.5	$3,086.0	$435.2	$154.4	$3,675.6
% Growth in NPW	11%	13%	12%	9%	16%	12%
Net Premiums Earned	$1,417.8	$1,453.7	$2,871.5	$421.8	$133.6	$3,426.9
% Growth in NPE	12%	15%	13%	19%	19%	14%

GAAP Ratios
Loss/LAE ratio	70.6	70.5	70.5	66.1	72.3	70.1
Expense ratio	18.5	20.2	19.4	21.7	33.1[1]	20.2
Combined ratio	89.1	90.7	89.9	87.8	105.4[1]	90.3

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(10.9)
Current accident year						(14.3)
Calendar year actuarial adjustment	$(9.6)	$(13.8)	$(23.4)	$0	$(1.8)	$(25.2)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(10.9)
All other development						(10.0)
Total development						$(20.9)

Calendar year loss/LAE ratio						70.1
Accident year loss/LAE ratio						69.5

1 Included in both the expense ratio and combined ratio is 4.5 points of amortization expense predominantly associated with the acquisition of a controlling interest in ARX. Excluding these additional expenses, the Property business would have reported an expense ratio of 28.6 and a combined ratio of 100.9, which includes about 18.8 points of net catastrophe losses.

2 Represents adjustments solely based on our actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
July 2019
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$9,037.4	$9,256.4	$18,293.8	$2,783.1	$965.1	$22,042.0
% Growth in NPW	12%	14%	13%	17%	17%	14%
Net Premiums Earned	$8,565.9	$8,763.4	$17,329.3	$2,505.3	$876.8	$20,711.4
% Growth in NPE	13%	17%	15%	22%	24%	16%

GAAP Ratios
Loss/LAE ratio	68.6	70.1	69.4	65.2	72.9	69.0
Expense ratio	19.2	21.0	20.1	21.1	31.0[1]	20.7
Combined ratio	87.8	91.1	89.5	86.3	103.9[1]	89.7

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(73.4)
Current accident year						(17.3)
Calendar year actuarial adjustment	$(26.1)	$(23.7)	$(49.8)	$(12.4)	$(28.5)	$(90.7)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(73.4)
All other development						(157.5)
Total development						$(230.9)

Calendar year loss/LAE ratio						69.0
Accident year loss/LAE ratio						67.9

1 Included in both the expense ratio and combined ratio is 4.8 points of amortization expense predominately associated with the acquisition of a controlling interest in ARX. Excluding these additional expenses, the Property business would have reported an expense ratio of 26.2 and a combined ratio of 99.1.

2 Represents adjustments solely based on our actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

July 2019
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $31,286.3)	$31,830.2
Short-term investments (amortized cost: $1,193.3)	1,193.3
Total available-for-sale securities	33,023.5
Equity securities:
Nonredeemable preferred stocks (cost: $1,056.5)	1,128.2
Common equities (cost: $1,213.6)	3,185.6
Total equity securities	4,313.8
Total investments[2]	37,337.3
Net premiums receivable	7,265.1
Reinsurance recoverables (including $2,987.2 on unpaid loss and LAE reserves)	3,100.4
Deferred acquisition costs	1,068.9
Goodwill and intangible assets	705.4
Other assets	2,536.9
Total assets	$52,014.0

Unearned premiums	$12,012.2
Loss and loss adjustment expense reserves	16,882.2
Other liabilities[2]	4,862.7
Debt	4,406.2
Total liabilities	38,163.3
Redeemable noncontrolling interest (NCI)	220.3
Shareholders' equity	13,630.4
Total liabilities, NCI, and shareholders' equity	$52,014.0

Common shares outstanding	584.6
Common shares repurchased - July	0.64
Average cost per common share	$81.09
Book value per common share	$22.47
Trailing 12-month return on average common shareholders' equity
Net income attributable to Progressive	27.7%
Comprehensive income attributable to Progressive	33.3%
Net unrealized pretax gains (losses) on fixed-maturity securities	$539.4
Increase (decrease) from June 2019	$(58.7)
Increase (decrease) from December 2018	$673.6
Debt-to-total capital ratio[3]	24.4%
Fixed-income portfolio duration	2.7
Weighted average credit quality	AA
1 As of July 31, 2019, we held certain hybrid securities and recognized a change in fair value of $4.5 million as a realized gain during the period we held these securities.
2 At July 31, 2019, we had $120.3 million of net unsettled security transactions classified in "other liabilities."
3 Ratio reflects debt as a percent of debt plus shareholders' equity; redeemable noncontrolling interest is not part of this calculation.

Monthly Commentary

•	The Company has no additional commentary regarding July's results.

Events

We plan to release August results on Friday, September 13, 2019, before the market opens.

About Progressive
The Progressive Group of Insurance Companies makes it easy to understand, buy and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever and however it's most convenient - online at progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes. Home insurance is underwritten by select carriers, including our majority owned subsidiaries, American Strategic Insurance Corp. and its affiliates (ASI).

Progressive is the third largest auto insurer in the country; a leading seller of motorcycle and commercial auto insurance; and through ASI, one of the top 15 homeowners insurance carriers.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in general economic conditions (including changes in interest rates and financial markets); the possible failure of one or more governmental, corporate, or other entities to make scheduled debt payments or satisfy other obligations; our ability to access capital markets and financing arrangements when needed to support growth or other capital needs, and the favorable evaluations by credit and other rating agencies on which this access depends; the potential or actual downgrading by one or more rating agencies of our securities or governmental, corporate, or other securities we hold; the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including reinsurers and other counterparties to certain financial transactions or under certain government programs; the accuracy and adequacy of our pricing, loss reserving, and claims methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to attract and retain more customers, including our efforts to enter into new business areas with which we have less experience; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for the introduction of products to new jurisdictions, for requested rate changes and the timing thereof and for any proposed acquisitions; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments at the state and federal levels, including, but not limited to, matters relating to vehicle and homeowners insurance, health care reform and tax law changes; the outcome of disputes relating to intellectual property rights; the outcome of litigation or governmental investigations that may be pending or filed against us; severe weather conditions and other catastrophe events, and our ability to respond to changes in catastrophe loss trends; the effectiveness of our reinsurance programs; changes in vehicle usage and driving patterns, which may be influenced by oil and gas prices, changes in residential occupancy patterns, and the effects of the emerging “sharing economy”; advancements in vehicle or home technology or safety features, such as accident and loss prevention technologies or the development of autonomous or partially autonomous vehicles; our ability to accurately recognize and appropriately respond in a timely manner to changes in loss frequency and severity trends; technological advances; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions, and safeguard personal and sensitive information in our possession, whether from cyber attacks, other technology events or other means; our continued access to and functionality of third-party systems that are critical to our business; our ability to maintain adequate staffing levels, and the sources from which we obtain talent; our continued ability to access cash accounts and/or convert securities into cash on favorable terms when we desire to do so; restrictions on our subsidiaries’ ability to pay dividends to The Progressive Corporation; possible impairment of our goodwill or intangible assets if future results do not adequately support either, or both, of these items; court decisions, new theories of insurer liability or interpretations of insurance policy provisions and other trends in litigation; changes in health care and auto and property repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.